EXHIBIT 4.1


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             INCORPORATED UNDER THE LAWS OF THE STATE Of WASHINGTON
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No.                                                                       Shares
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                             The State of Washington


                              Valemont Supply Limited

                One Million Shares Authorized, $0.0001 Par Value

This Certifies That SPECIMEN is the owner of       Shares of $0.0001 each of the
                    --------                -------

Capital Stock of Valemont Supply Limited transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.


In Witness whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the
Corporation this      day of             At
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[SEAL]


--------------------------                              ------------------------
President                                                Secretary


                                -----------------
                                SHARES $0.01 EACH
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
                                                                     EXHIBIT 4.1


                                   CERTIFICATE
                                       FOR
                                     SHARES

                                SEAL APPEARS HERE
                                     OF THE

                                  CAPITAL STOCK


                              VALEMONT SUPPLY LIMITED


                                    ISSUED TO

                        ---------------------------------
                                      DATED


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     For Value Received        hereby sell, assign and transfer unto
                       -------                                       -----------

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------------------------------------------------------------------------- Shares

of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint
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to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated
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           In presence of
                         -------------------------------------------

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITH OUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

     The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under, the Act or unless, in the opinion of council satisfactory to the issuer, the transfer qualifies for all exemption from or exemption to the registration provisions thereof.